EXHIBIT 24

SPARTECH CORPORATION AND SUBSIDIARIES
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints George A. Abd and Randy C. Martin, or either of them, singly, the true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution and resubstitution, to act for and in the name, place and stead of the undersigned in any and all capacities to sign this annual report on Form 10-K of Spartech Corporation and Subsidiaries for the fiscal year ending October 29, 2005, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-facts and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 10, 2006	/s/ Ralph B. Andy
Ralph B. Andy

EXHIBIT 24

SPARTECH CORPORATION AND SUBSIDIARIES
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints George A. Abd and Randy C. Martin, or either of them, singly, the true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution and resubstitution, to act for and in the name, place and stead of the undersigned in any and all capacities to sign this annual report on Form 10-K of Spartech Corporation and Subsidiaries for the fiscal year ending October 29, 2005, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-facts and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 6, 2006	/s/ Lloyd E. Campbell
Lloyd E. Campbell

EXHIBIT 24

SPARTECH CORPORATION AND SUBSIDIARIES
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints George A. Abd and Randy C. Martin, or either of them, singly, the true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution and resubstitution, to act for and in the name, place and stead of the undersigned in any and all capacities to sign this annual report on Form 10-K of Spartech Corporation and Subsidiaries for the fiscal year ending October 29, 2005, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-facts and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 5, 2006	/s/ Victoria M. Holt
Victoria M. Holt

EXHIBIT 24

SPARTECH CORPORATION AND SUBSIDIARIES
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints George A. Abd and Randy C. Martin, or either of them, singly, the true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution and resubstitution, to act for and in the name, place and stead of the undersigned in any and all capacities to sign this annual report on Form 10-K of Spartech Corporation and Subsidiaries for the fiscal year ending October 29, 2005, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-facts and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 5, 2006	/s/ Walter J. Klein
Walter J. Klein

EXHIBIT 24

SPARTECH CORPORATION AND SUBSIDIARIES
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints George A. Abd and Randy C. Martin, or either of them, singly, the true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution and resubstitution, to act for and in the name, place and stead of the undersigned in any and all capacities to sign this annual report on Form 10-K of Spartech Corporation and Subsidiaries for the fiscal year ending October 29, 2005, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-facts and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 4, 2006	/s/ Pamela F. Lenehan
Pamela F. Lenehan

EXHIBIT 24

SPARTECH CORPORATION AND SUBSIDIARIES
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints George A. Abd and Randy C. Martin, or either of them, singly, the true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution and resubstitution, to act for and in the name, place and stead of the undersigned in any and all capacities to sign this annual report on Form 10-K of Spartech Corporation and Subsidiaries for the fiscal year ending October 29, 2005, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-facts and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 10, 2006	/s/ Jackson W. Robinson
Jackson W. Robinson

EXHIBIT 24

SPARTECH CORPORATION AND SUBSIDIARIES
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints George A. Abd and Randy C. Martin, or either of them, singly, the true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution and resubstitution, to act for and in the name, place and stead of the undersigned in any and all capacities to sign this annual report on Form 10-K of Spartech Corporation and Subsidiaries for the fiscal year ending October 29, 2005, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-facts and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 5, 2006	/s/ Richard B. Scherrer
Richard B. Scherrer

EXHIBIT 24

SPARTECH CORPORATION AND SUBSIDIARIES
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints George A. Abd and Randy C. Martin, or either of them, singly, the true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution and resubstitution, to act for and in the name, place and stead of the undersigned in any and all capacities to sign this annual report on Form 10-K of Spartech Corporation and Subsidiaries for the fiscal year ending October 29, 2005, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-facts and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 9, 2006	/s/ Craig A. Wolfanger
Craig A. Wolfanger